UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 24, 2016

Landmark Infrastructure Partners LP

(Exact name of registrant as specified in its charter)

Delaware	001-36735	61-1742322
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation or organization)	File Number)	Identification No.)

2141 Rosecrans Avenue, Suite 2100

El Segundo, CA 90245
(Address of principal executive office) (Zip Code)

(310) 598-3173
(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Landmark Infrastructure Partners LP is filing as Exhibit 12.1 to this Current Report on Form 8-K a Statement Regarding Computation of Ratio of Earnings to Combined Fixed Charges and Preferred Distributions, which includes the calculation of its historical ratio of earnings to combined fixed charges and preferred distributions for the three months ended March 31, 2016 and the years ended December 31, 2015, 2014, 2013 and 2012.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit
Number	Description
12.1	Statement Regarding Computation of Ratio of Earnings to Combined Fixed Charges and Preferred Distributions.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Landmark Infrastructure Partners LP
	By:	Landmark Infrastructure Partners GP LLC,
its general partner

Dated: June 24, 2016	By:	/s/ George P. Doyle
		Name:	George P. Doyle
		Title:	Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit
Number	Description
12.1	Statement Regarding Computation of Ratio of Earnings to Combined Fixed Charges and Preferred Distributions.